UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported April 6, 2010

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Share Exchange Agreement

On April 6, 2010, DIRECTV issued a press release announcing that DIRECTV and certain of its subsidiaries and Dr. John C. Malone, Mrs. Leslie A. Malone and two trusts for the benefit of the children of Dr. and Mrs. Malone, individually a Malone and collectively the Malones, entered into a Share Exchange Agreement dated April 6, 2010.  A copy of the press release dated April 6, 2010, is attached as Exhibit 99.1 and is incorporated herein by reference.  The Share Exchange Agreement, among other things, provides for the exchange by the Malones of 21,809,863 shares of Class B common stock, or Class B Stock, of DIRECTV, or the Company, which represents all of the issued and outstanding Class B Stock, for 26,547,627 shares of Class A common stock, or Class A Stock, of the Company.  We refer to this as the Exchange.  The number of shares of Class A Stock to be delivered in the Exchange is equal to the sum of the aggregate number of shares of Class B Stock held by the Malones, or 21,809,863 shares, plus 4,737,764 shares of Class A Stock which is equal to the quotient (rounded to the nearest whole share) obtained by dividing (a) $160 million by (b) the volume weighted average of the trading price of a share of Class A Stock on the NASDAQ over the ten trading day period ending on (and including) April 5, 2010, the date immediately prior to the date of the Share Exchange Agreement.

Consummation of the transactions contemplated by the Share Exchange Agreement requires approval by the Federal Communications Commission, or FCC, and the parties agree to use their reasonable best efforts to obtain such approval and any other governmental approval that may be required.

The Share Exchange Agreement also provides that commencing at the closing of the transactions contemplated by the Share Exchange Agreement, or the Closing, and continuing until the earlier of (a) the time at which DIRECTV ceases to be an FCC licensee and (b) such time as Dr. Malone ceases to have an “attributable interest,” as such term is defined in FCC regulations, in any multi-channel video programming distributor that operates a multi-channel video programming distribution system in the United States, including its territories and possessions, no Malone will take any action, with certain limited exceptions, that would cause Dr. Malone to have an attributable interest in DIRECTV, including a prohibition on Dr. Malone and certain other persons from acquiring beneficial ownership of 5% or more of the Class A Stock.  The Share Exchange Agreement also imposes limitations on transfer of the Malones' interest in Class B Stock until the consummation of the transactions contemplated thereunder or earlier termination of the Share Exchange Agreement.

Certain limited registration rights are granted by the Share Exchange Agreement should, after the closing of the Exchange, a Malone request such registration in connection with certain permitted dispositions by the Malones.  DIRECTV also agrees to indemnify the Malones for certain losses, expenses and damages arising in connection with the Exchange including; (i) any adverse tax impact of the Exchange on the Split-off (as defined below) or related transactions; (ii) breach of specific representations or covenants that results in the Exchange being taxable to the Malones in whole or in part; and (iii) to the extent permitted by law, actions by DIRECTV, Liberty or Liberty Entertainment, Inc. stockholders (with certain exceptions) or actions by any Governmental Authority.

Upon Closing, the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, as amended, by and among DIRECTV, Liberty Entertainment, Inc., The DIRECTV Group, Inc. and each of the Malones, or the Malone Agreement, will terminate.  The Malone Agreement:  (i) imposes certain restrictions on transfer of the Malones’ DIRECTV shares for a period of one year from the split-off of certain assets of Liberty Media Corporation into Liberty Entertainment, Inc., or the Split-off, and merger of Liberty Entertainment, Inc. with a subsidiary of DIRECTV, or Merger, both of which occurred on November 19, 2009; (ii) includes an agreement by the Malones not to acquire any equity securities of DIRECTV until the first anniversary of the closing of the Merger; (iii) includes a grant by the Malones, with respect to their Class B DIRECTV shares, to DIRECTV of a right of first refusal in the event of certain proposed transfers of their Class B Stock; and (iv) contains certain tax-related covenants.

Also upon Closing, the Standstill Agreement dated as of November 19, 2009, by and among DIRECTV and each of the Malones will terminate.  In the Standstill Agreement, the Malones agreed not to purchase or otherwise acquire any Class A Stock, except in enumerated limited exceptions, during the period from the Merger until the termination of the Standstill Agreement.  The Standstill Agreement provides that it shall terminate upon the earliest to occur of: (i) such time as the Malones in the aggregate do not own shares of Class B Stock entitling them to vote at least 10% of the combined voting power of the Class A Stock and Class B Stock; (ii) the business day immediately preceding the third anniversary of the Merger and (iii) the death of Dr. Malone.

The Share Exchange Agreement may be terminated by mutual consent of the parties, by either party if the Exchange is not completed on or before November 20, 2010, by either party for a breach by the other that results in a failure of closing conditions set forth in the Share Exchange Agreement which cannot be cured or is not cured within the relevant cure period, and by either party if any governmental authority takes action to enjoin, restrain or otherwise prohibit the Exchange.

The Share Exchange Agreement contains representations and warranties of the parties and other terms and conditions that are customary for a transaction of this nature.

The foregoing description of the Share Exchange Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Capitalized terms not otherwise defined herein shall have the meaning provided in the Share Exchange Agreement.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

10.1	Share Exchange Agreement dated as of April 6, 2010
99.1	Press release, dated April 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: April 6, 2010	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Share Exchange Agreement dated as of April 6, 2010
99.1	Press release, dated April 6, 2010